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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             FORM 8-K CURRENT REPORT

                   Pursuant to Regulation FD Rules 100 and 101


                                  March 5, 2001
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                            75-2855109
(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                          Identification Number)


                             15100 Trinity Boulevard
                             Fort Worth, Texas 76155
              (Address of principal executive offices -- zip code)

       Registrant's telephone number, including area code: (817) 785-8000



          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

         As disclosed in its most recent earnings release, the registrant Travelocity.com Inc. ("Travelocity") has forecasted cash profitability by the end of the second quarter of 2001. Recently, Northwest Airlines, Inc. and its alliance partner KLM Royal Dutch Airlines announced the elimination of commissions paid by them for tickets booked through the Internet. Separately, Travelocity has discontinued offering reservations capability for Southwest Airlines Co. on the Travelocity web sites. Travelocity does not expect either event to cause it to change its forecast of cash profitability.

Cautionary Statement Regarding Forward-Looking Statements

         Travelocity's statements that are not purely historical facts, including statements about anticipated or expected future revenue and earnings growth and profitability, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are based only upon information available to Travelocity on the date of this report. All such forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described, including risks related to additional elimination or reduction of commissions paid by travel suppliers which could reduce Travelocity's revenues; risks associated with travel industry consolidation, including strategic alliances and consortia (including travel supplier consortia); risks relating to Travelocity's relationships with Sabre Holdings Corporation and its affiliates (including the risks of potential conflicts of interest); risks associated with the continued use and growth of the Internet and, relatedly, the extent of acceptance and profitability of online commerce; and risks relating to Travelocity's technology, including Travelocity's ability to rapidly develop and achieve market acceptance of new products and services, and related risks that rapid technological changes may render Travelocity's technology obsolete or decrease the attractiveness of its existing products and services relative to the products and services, respectively, of its competitors.

         Further information about risks and uncertainties that could affect Travelocity's financial and other results is included in Travelocity's other documents filed with, or furnished to, the Securities and Exchange Commission. Travelocity undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TRAVELOCITY.COM INC.


Dated: March 5, 2001                   By:  /s/ Andrew B. Steinberg
                                           -----------------------------------
                                                Andrew B. Steinberg
                                                Executive Vice President
                                                Administration, General
                                                Counsel and Corporate Secretary